UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2025

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor, Suite 5066

New York, New York 10036

(Address of principal executive offices, including ZIP code)

(646) 756-2997

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 10, 2025, Hoth Therapeutics, Inc.’s (the “Company’s”) board of directors approved the expansion of the Company’s previously announced treasury reserve strategy to include Ethereum and Solana. As such, the Company may purchase up to $1 million in Bitcoin, Ethereum and/or Solana as a treasury reserve asset, provided that the aggregate cost of such purchases does not exceed 20% of the Company’s cash on hand at the time of purchase.

Risk Factors

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2024 with the following risk factor:

Risks Related to the Company

Our digital assets strategy exposes us to various risks.

Our digital assets strategy exposes us to various risks, including the following:

Digital assets are highly volatile assets. The price of digital assets such as Bitcoin, Ethereum and Solana has been volatile and often experiences sharp price movements due to its speculative nature and diverse sentiments of its global investor base. Regulatory changes may further effect such volatility. While the Company’s board has approved the purchase up to $1 million in Bitcoin, Ethereum and/or Solana as a treasury reserve asset, the volatility associated with such digital assets may undermine their reliability as a store of value, including its long-term value, which may have a material adverse effect on the Company’s financial condition.

Bitcoin, Ethereum and Solana do not pay dividends. Bitcoin, Ethereum and Solana do not pay dividends and we can only generate cash from our holdings if we sell our digital assets or implement strategies to create income streams or otherwise generate cash by using our holdings. Even if we pursue any such strategies, we may be unable to create income streams or otherwise generate cash from our holdings, and any such strategies may subject us to additional risks.

Our digital assets strategy has not been tested over an extended period of time or under different market conditions.  We intend to continually examine the risks and rewards of our strategy to acquire and hold Bitcoin, Ethereum and/or Solana. This strategy has not been tested over an extended period of time or under different market conditions. For example, although we believe Bitcoin, due to its fixed supply, has the potential to serve as a hedge against inflation in the long term, the short-term price of Bitcoin has declined in recent periods during which the inflation rate increased. Some investors and other market participants may disagree with our digital assets strategy or actions we undertake to implement it. If the price of Bitcoin, Ethereum and/or Solana were to decrease or our strategy otherwise proves unsuccessful, our financial condition, results of operations, and the market price of our common stock could be materially adversely affected.

The digital assets industry is subject to counterparty risks, which could adversely impact the adoption rate, price, and use of digital assets.  A series of high-profile bankruptcies, closures, liquidations, regulatory enforcement actions and other events relating to companies operating in the digital asset industry have highlighted the counterparty risks applicable to owning and transacting in digital assets. Such bankruptcies, closures, liquidations and other events have likely negatively impacted the adoption rate and use of digital assets. Additional bankruptcies, closures, liquidations, regulatory enforcement actions or other events involving participants in the digital assets industry in the future may further negatively impact the adoption rate, price, and use of digital assets including Bitcoin, Ethereum and/or Solana, limit the availability to us of financing collateralized by digital assets, or create or expose additional counterparty risks.

The digital assets industry, including the technology associated with digital assets, the rate of adoption and development of, and use cases for, digital assets, market perception of digital assets, and the legal, regulatory, and accounting treatment of digital assets are constantly developing and changing, and there may be additional risks in the future that are not possible to predict.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements that relate to the Company’s potential purchase of Bitcoin, Ethereum and/or Solana as a treasury reserve asset and other information that is not historical information. When used herein, words such as “anticipate”, “being”, “will”, “plan”, “may”, “continue”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s other filings made with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as the Company’s current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2025	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer